Filed pursuant to Rule 497(c)

Reg. Nos. 333-95817; 811-09749

LIFETIME ACHIEVEMENT FUND, INC.

15858 West Dodge Road, Suite 310

Omaha, Nebraska 68118

(402) 330-1166

(800) 397-1167

www.lifetimeachievementfund.com

PROSPECTUS

This Prospectus relates to shares of Lifetime Achievement Fund, Inc. (the “Fund”), a non-diversified, open-end investment company which seeks long-term capital appreciation and growth of investment primarily by investing in shares of other open-end and closed-end investment companies (referred to herein as the “fund of funds” structure).  No assurance can be given that the Fund will achieve this investment objective.

This Prospectus sets forth the information about the Fund that you, as a prospective investor, should consider before investing in the Fund.  It should be read and retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is April 30, 2006

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Fund has not authorized others to provide additional information.  The Fund does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see the Fund’s privacy policy inside the back cover of this Prospectus.

THE FUND

The Fund’s Investment Objective

The Fund’s investment objective is long-term capital appreciation and growth of investment.  This objective may not be changed without shareholder approval.

The Fund’s Principal Investment Strategies

The “Fund of Funds” Structure

The Fund seeks to achieve its objective by investing primarily in shares of other open-end and closed-end investment companies (“Investment Funds”), which is generally referred to as the “fund of funds” structure.  The Fund will not invest in senior securities of closed-end Investment Funds.  The Fund invests primarily in Investment Funds which have an investment objective of long-term capital appreciation through investing primarily in the common stock of U.S. and foreign companies.

The Fund may purchase shares of Investment Funds whether or not they impose a front-end sales charge (“sales load”).  However, the Fund will not acquire shares of any Investment Fund that imposes a sales load unless the Investment Fund has a policy allowing for the purchase of shares without a sales load due to the volume of shares purchased (e.g., a cumulative quantity discount or letter of intent program) and the Fund’s purchase qualifies under the policy.  Some Investment Funds may impose a contingent deferred sales load in the event shares are redeemed within a certain period of time, usually 12 months from the date of purchase.  The Fund does not anticipate incurring such charges, nor does the Fund anticipate buying shares of Investment Funds that are subject to such contingent deferred sales loads.

The Fund may also invest in individual fixed income bonds issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities in excess of 10 years (“U.S. Government Securities”) and Investment Funds that invest principally in U.S. Government Securities, whenever the Fund’s investment adviser, Manarin Investment Counsel, Ltd. (the “Adviser”), believes that U.S. Government Securities and Investment Funds investing in U.S. Government Securities offer a potential for capital appreciation, such as during periods of declining interest rates.

The Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund.  The Fund may invest up to 10% of its total assets in any one Investment Fund.  The Fund and its affiliates may not hold more than 3% of an Investment Fund’s outstanding voting stock.

The Fund invests only in Investment Funds that are registered with the Securities and Exchange Commission (“SEC”) and that are represented to be regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Adviser selects Investment Funds for investment based, in part, upon an analysis of their past performance and their investment objectives, policies, principal risks, and the investment strategies of their investment advisers.  In selecting open-end Investment Funds, the Adviser considers, among other factors, their size, administrative and other costs, shareholder services and the reputation and stability of their investment advisers.  In selecting closed-end Investment Funds, the Adviser also considers their historical market discounts, portfolio characteristics, repurchase, tender offer and dividend reinvestment terms, and provisions for converting to an open-end fund.  The Fund may invest in the securities of a closed-end Investment Fund that is then either trading at a discount or at a premium to its net asset value.

The Investment Funds in which the Fund invests may include new funds or funds with limited operating histories.  Investment Funds may, but need not, have the same investment objectives, policies and limitations as the Fund.

Investment in Common Stock of Reporting Companies

In addition to investing in Investment Funds, the Fund may invest a portion of its assets directly in common stock, or other securities convertible into common stock or any other type of security that represents equity ownership, of a company subject to reporting requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Reporting Companies”).  Such investments will represent not more than 30% of the Fund’s total portfolio.

Cash or Similar Investments and Temporary Strategies

Under normal market conditions, the Fund may invest up to 10% of its net assets in cash and cash equivalents, such as commercial paper, short-term notes and other money market instruments, including repurchase agreements, Investment Funds that are money market funds, U.S. Government Securities and Investment Funds that invest principally in U.S. Government Securities, and investment-grade debt securities.  In addition, the Fund may invest up to 100% of its total assets in such instruments as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances.  To the extent the Fund engages in any temporary defensive strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

Borrowing

The Fund is authorized to borrow, in accordance with Section 18(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), in an amount up to 30% of its total assets, less liabilities other than such borrowings, in order to increase liquidity to meet redemption requests and to take advantage of leverage opportunities by buying additional securities when the Adviser deems it advisable.  This permits the Fund to meet liquidity needs or take advantage of leverage opportunities when the Adviser does not deem it advisable to sell the securities positions held by the Fund.  By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid and fees.  If the value of the securities purchased declines, the Fund would face decreased returns as well as the costs of the borrowing.  Borrowing may exaggerate the effect on the Fund’s net asset value (“NAV”) of any increase or decrease in the value of the securities it holds.

The Principal Risks of Investing in the Fund

Risks of Investing Generally

You could lose money by investing in the Fund.  You should consider your personal investment goals, time horizon, and tolerance of risk before investing in the Fund.  An investment in the Fund may not be appropriate for all investors.

Risks of Investing in Investment Funds

Any investment in an open-end or closed-end Investment Fund involves investment risk.  Although the Fund invests in a number of Investment Funds, this practice cannot eliminate investment risk.  Investment decisions of the Investment Funds’ investment advisers are made independently of the Fund and the Adviser.  For instance, a particular Investment Fund may be purchasing securities of the same issuer whose securities are being sold by other Investment Funds.  The result would be an indirect cost to the Fund while potentially leaving the value of the Fund’s portfolio unchanged.  Additionally, an Investment Fund may impose a contingent deferred sales load on sales of its shares that are not held by the Fund for a specified period of time.  Although the Fund intends to avoid contingent deferred sales loads whenever possible, such sales loads may be incurred from time to time.

Some Investment Funds acquired by the Fund will intentionally assume more investment risk than other Investment Funds.  The risks associated with investments in Investment Funds are further described in the Fund’s SAI.

Risks of Investing in Closed-End Investment Funds

Shares of closed-end funds generally trade at either a premium or a discount to their actual NAV.  Accordingly, the Fund could pay more to purchase such shares, or receive less in a sale of such shares, than the actual NAV of the shares.  Additionally, shares of closed-end funds are typically offered to the public in an initial public offering which includes an underwriting spread or commission and are typically listed for trading on an exchange or quoted on NASDAQ where they can be bought and sold by investors.  When the Fund purchases closed-end Investment Funds, it will do so in the secondary market and, consequently, will incur certain brokerage costs.

Risks of Investing in Government Obligations

For Fund investments in U.S. Government Securities and Investment Funds that invest principally in U.S. Government Securities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S., while securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are supported only by the discretionary authority of the U.S. government.  Moreover, securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

Risks of Investing in Common Stock of Reporting Companies

The risks that are associated with investing in common stock of Reporting Companies include the financial risk of purchasing individual companies that perform poorly, the risk that the stock markets in which the common stock purchased by the Fund may experience periods of turbulence and instability, and the general risk that domestic and foreign economies may go through periods of decline and cycles of change.  Many factors affect an individual company’s performance, such as the strength of its management or the demand for its services or products.  You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s services or products.  In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.  There are also risks associated with the stock market overall.  Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund’s investments may increase or decrease more than the stock market in general.

Risks of Non-Diversification

As previously mentioned, the Fund’s portfolio is non-diversified.  This means that the Fund can take larger positions in securities of a smaller number of issuers than a diversified portfolio could take.  Non-diversification increases the risk that the value of the Fund could go down because a single investment performs poorly.

Risks of Foreign Investments

The Fund may be invested in foreign companies primarily through Investment Funds that invest in foreign securities and, to a limited extent, through direct investment.  Such investments carry a number of economic, financial and political considerations that are not associated with the U.S. markets and that could unfavorably affect the Fund’s performance.  Among those risks are greater price volatility; weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

Risks of Borrowing for Leverage

The Fund’s ability to borrow up to 30% of its total assets, less liabilities other than such borrowings, subjects the Fund to the risk that if the Fund borrows, the cost of borrowing money to purchase securities (i.e., to leverage) will exceed the returns for the securities purchased or the value of the securities purchased will actually go down.  In the event that the value of the securities purchased goes down, the Fund could be forced to sell the securities for a loss and/or deposit additional securities or cash as collateral for the loan in order to hold the securities purchased.  In either case, the ultimate return (loss) on the securities purchased could be much less (more) than the return (loss) had the Fund not borrowed.  Consequently, borrowing for leveraging purposes could make the Fund’s NAV more volatile than if the Fund does not borrow.

Turnover Rate

The Fund’s portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems it appropriate to make portfolio changes.  A high portfolio turnover rate (100% or more), whether incurred by the Fund or an Investment Fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the Investment Fund, and increases the potential for short-term capital gains and taxes.  The Fund’s turnover rate for fiscal year 2005 was 28%.

Additional Costs

Investing in the Fund involves certain additional expenses and certain tax consequences that would not be present with direct investments in the Investment Funds.  You should recognize that you may invest directly in the Investment Funds and that, by investing in the Investment Funds indirectly through the Fund, you will bear not only your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the Investment Funds.

Fund Performance

The following return information illustrates how the performance of the Fund can vary, which is one indication of the risks of investing in the Fund.  The information also provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with returns of two peer indices and two broad measures of market performance.  Indices are unmanaged and are not available for direct investment.  Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future.  The information shown assumes reinvestment of dividends and distributions.

Annual Total Returns as of December 31 of Each Year (Before Taxes)*

Total Returns

Best Quarter

2Q, 2003

21.33%

Worst Quarter

3Q, 2001

-19.35%

* Sales loads are not reflected in the bar chart and accompanying detail.  If sales loads were reflected, the returns shown would have been lower.

Average Annual Total Returns as of December 31, 2005*

	One Year	Five Years	Since Inception (July 5, 2000)

Return Before Taxes	7.99%	3.20%	(0.37)%
Return After Taxes on Distributions	8.05%	1.68%	(0.62)%
Return After Taxes on Distributions and Sale of Fund Shares	5.23%	1.48%	(0.49)%
MSCI World Index (a) (e)	9.49%	2.18%	(0.29)%
MSCI U.S. Index (b) (e)	5.14%	0.04%	(2.21)%
S&P 500 ® Index (c) (e)	4.91%	0.54%	(1.16)%
NASDAQ Composite Index (d) (e)	2.13%	(1.76)%	(9.71)%

_______________

*

The average annual total returns for the Fund shown were reduced to reflect sales loads.

(a)

The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  MSCI provides global equity indices, which, over the last 30+ years, have become the most widely used international equity benchmarks by institutional investors. MSCI constructs global equity benchmark indices that contribute to the investment process by serving as relevant and accurate performance benchmarks and effective research tools, and as the basis for various investment vehicles.  In constructing these indices, MSCI consistently applies its index construction and maintenance methodology across 23 developed and 27 emerging markets.  This consistent approach makes it possible to aggregate individual country and industry indices to create meaningful composite, regional, sector and industry benchmarks.

(b)

The MSCI U.S. Index is designed to measure equity performance in the United States.

(c)

Standard and Poor’s 500® Index is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(d)

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

(e)

Reflects no deductions for fees, expenses or taxes that mutual fund investors bear.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Fund

This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES* (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (stated as a percentage of the offering price)	2.50% (a)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, stated as a percentage of the Fund’s average daily net assets)

Management Fees	0.75%
Distribution and Shareholder Service
(12b-1) Fees	0.25%
Other Expenses (b):
Interest Expense and Cost of Borrowing	0.34%
Other	0.43%
Total Annual Fund Operating Expenses	1.77% (c)(d)

_______________

*

There is a $15 fee for redemptions made by wire and for redemptions sent by overnight delivery.  Each fee is deducted from redemption proceeds.

(a)

The Fund is permitted to charge a sales load in excess of 1.50% pursuant to an order of the SEC dated June 7, 2000, issued under Section 12(d)(1)(J) of the 1940 Act exempting the Fund from the sales load limitation of Section 12(d)(1)(F)(ii) of the 1940 Act.  For information regarding sales load breakpoints, please see “Investing in the Fund—Front-End Sales Load.”

(b)

“Other Expenses” are based on actual amounts for the last fiscal year.

(c)

The Fund assumes indirectly a proportionate share of the fees and expenses of the Investment Funds in which the Fund invests.  The Fund anticipates that the range of Investment Funds’ expenses will be between 1% and 2% of the annual average total assets of these Investment Funds.

(d)

Through December 31, 2006, the Adviser had voluntarily agreed to waive its fees or reimburse the Fund to the extent that “Other Expenses” exceeded 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings.  For the fiscal year ended December 31, 2005, the Adviser made no reimbursements to the Fund, nor did it waive its fees.

Fee Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that your dividends and distributions have been reinvested.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers/reimbursements as shown in the table above and remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year

$425

After 3 years

$793

After 5 years

$1,185

After 10 years

$2,282

This example should not be considered a representation of past or future expenses.  Actual expenses may be greater than those shown.

MANAGEMENT OF THE FUND

The Adviser

The Adviser, Manarin Investment Counsel, Ltd., 15858, Suite 310, West Dodge Road, Omaha, Nebraska 68118, was incorporated under the laws of the State of Nebraska in 1983 and is controlled by Roland R. Manarin, who also serves as the Fund’s portfolio manager.  As of March 31, 2006, the Adviser had $393 million under management.  This includes $122 million in the Fund’s assets and $197 million in individual client assets.  The Adviser also serves as the investment adviser for two private investment limited partnerships, which, as of March 31, 2006, had a combined value of $74 million.  The Fund is the only client of the Adviser that is a registered investment company.

Services provided by the Adviser to the Fund include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund.  Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities.

The Fund pays the Adviser a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund.  However, the Adviser has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through December 31, 2006 to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings.  For the fiscal year ended December 31, 2005, the Adviser made no reimbursements to the Fund, nor did it waive its fees.  The fees paid to the Adviser are reviewed annually by the Fund’s Board of Directors.  A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2005.

The Portfolio Managers

Mr. Manarin serves as the Fund’s portfolio manager on behalf of the Adviser.  He has served in that capacity since commencement of the Fund’s operations on July 5, 2000.  Mr. Manarin has been a registered investment adviser representative since 1983.  In addition to managing the assets of numerous individual clients, Mr. Manarin is the portfolio manager of two private investment limited partnerships.  Mr. Manarin’s history in the securities industry dates to 1976 when he was a registered representative of a large regional brokerage firm.  His engagement as portfolio manager of the Fund is his first and only such position with a mutual fund.  The Fund’s SAI provides additional information about Mr. Manarin’s compensation, other accounts he manages and his ownership of shares in the Fund.

Mr. Manarin is assisted in managing the Fund’s portfolio and his other accounts by Aron D. Huddleston.  Mr. Huddleston became Vice President of the Fund in May of 2004 and has been an associate of the Adviser and a registered representative of the Distributor since 2001.  The Fund’s SAI provides additional information about Mr. Huddleston’s compensation, other accounts he manages and his ownership of shares in the Fund.

Transactions With Affiliates

With respect to purchases of shares of Investment Funds which normally impose a front-end sales load at the time of purchase, the Adviser may direct, to the extent possible, substantially all of the orders to Manarin Securities Corporation, an affiliate of the Adviser (the “Distributor”).  In such cases, the Investment Funds may pay the Distributor a fee (“dealer reallowance”) of up to 1% of the Investment Fund’s NAV.  The Distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the Investment Fund’s NAV.  This dealer reallowance is a usual and customary amount of compensation uniformly paid to brokers.  It is paid to the Distributor for acting as broker for the Investment Funds in acquiring shares of the Investment Funds for the Fund.  The Distributor’s responsibilities as such broker include obtaining the best price and execution, processing the trade, obtaining share certificates (if applicable) and otherwise communicating with the Investment Funds’ custodians on the transfers of shares.  The dealer reallowance is not part of the Fund’s purchase price of the Investment Fund’s shares and will not be a material factor in the Adviser’s decision-making as to which Investment Funds merit the Fund’s investment.

INVESTING IN THE FUND

The Distributor

The Distributor, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., has been engaged as the principal distributor of the Fund’s shares and is responsible for the marketing, promotion and sale of the Fund’s shares to the public.  The Distributor is also controlled by Roland R. Manarin and, therefore, is an affiliate of the Adviser.

The shares of the Fund are offered to prospective investors on behalf of the Fund by the Distributor as well as other registered broker-dealers that may be selected from time to time by the Distributor and the Fund to assist in the promotion and distribution of the Fund’s shares.

Pricing of Shares

The “offering price” of a share of the Fund is the Fund’s NAV, plus a front-end sales load.  The NAV is determined as of the close of regular trading (generally 3:00 p.m., Central Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.  The NYSE is closed on most national holidays and Good Friday.  In the event that the NYSE is closed in observance of holidays, or otherwise, the NAV will not be calculated on those days.  The NAV per share is computed by dividing the value of the Fund’s investments plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding.  When the Fund receives your transaction request in good order, it is processed at the next determined NAV.  After you purchase Fund shares, the value of such shares will be equal to the NAV per share times the number of shares you purchased.

The assets of the Fund consist primarily of shares of Investment Funds.  The Fund values Investment Funds at their current reported NAV or market prices in the case of closed-end Investment Funds.  All other securities held by the Fund are valued using market prices, except securities having 60 days or less remaining to maturity, which are valued at their amortized cost.  Any Fund investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

When reliable market quotations for a security are not readily available, the security will be valued at its “fair value” as determined in good faith by the Adviser according to the procedures adopted by the Fund’s Board of Directors.  According to these procedures, the Adviser may use broker quotes or, if broker quotes are unavailable or are deemed unreliable, the Adviser may value the security using its best efforts according to a methodology which is documented and presented for approval at the next meeting of the Fund’s Board of Directors.  In determining fair value, the Adviser takes into account all relevant factors and available information.  Consequently, the price of the security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and that the difference may be material to the NAV of the Fund.  Prospectuses for the Investment Funds in which the Fund invests explain the circumstances under which such funds will use fair value pricing and the effects of using fair value pricing.

Securities held by the Fund and Investment Funds in which the Fund invests may be listed on foreign exchanges that trade on days when the Fund and the Investment Funds do not calculate their NAVs.  As a result, the market value of the Fund’s and Investment Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Arrangements With Financial Intermediaries

Although Fund share transactions may be made directly through the Fund with no charges other than those described in this Prospectus, you may also purchase, exchange or redeem Fund shares through a financial intermediary, such as a bank, trust company or certain broker-dealers, that have policies different from the Fund’s.  If you own or are considering purchasing shares through a financial intermediary, your ability to purchase, exchange or redeem shares may depend in part on the policies of that entity.  Some policy differences may include additional fees and charges and a cutoff time for the placement of investments.  Persons who invest in the Fund through intermediaries may receive a lower total return than persons who invest in the Fund directly.

For example, financial intermediaries may charge their customers a transaction, processing, or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus.  These fees are retained by the intermediary and are not shared with the Fund, Adviser or the Distributor.  Please contact your financial intermediary for a complete description of its policies, including specific information about additional fees and charges.

Certain financial intermediaries perform recordkeeping and administrative services for their customers that would otherwise be performed by the Fund’s transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”).  These services may include, among other things, sub-accounting services, transfer agent services, answering inquiries relating to the Fund and transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund.  In some circumstances, the Fund may directly pay the intermediary for performing such services.  However, the Fund will not pay more for these services through intermediary relationships than it would pay the Transfer Agent in aggregate fees and expenses if the intermediaries’ customers were direct shareholders of the Fund.  The Adviser or the Distributor may pay the intermediary amounts in excess of such limitations out of its own resources.

From time to time, the Adviser or the Distributor may enter into revenue sharing arrangements with brokers or other financial intermediaries.  Such payments will be made from the Adviser’s or the Distributor’s own resources and will not increase costs to the Fund.  The Distributor may be reimbursed for such payments, if permissible, under the Fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”).  The amounts of these payments to intermediaries may be significant and may create an incentive for the intermediary or its employees or associated persons to recommend or sell shares of the Fund to you.  These payments are not reflected in the table included under “The Fund─Fees and Expenses of the Fund” because they are not paid by the Fund.  You can ask your financial representative for information about any payments it receives from the Adviser or the Distributor and from the Fund.

The Fund has authorized certain financial intermediaries to accept orders on its behalf.  Contracts with these intermediaries require them to track the time investment orders are received and to comply with procedures relating to the transmission of orders.  Orders must be received by the intermediary before the time the Fund’s NAV is determined to receive that day’s share price.  If those orders are transmitted to the Transfer Agent and paid for in accordance with the contract, they will be priced at the NAV next determined after the request is received in good order.

Front-End Sales Load

The applicable front-end sales load when you purchase the Fund’s shares is as follows:

Purchase Amount	Sales Load as a % of Public Offering Price	Sales Load as a % of Net Amount Invested

Up to $249,999	2.50%	2.56%
$250,000 – $499,999	1.50%	1.52%
$500,000 - $999,999	1.00%	1.01%
$1 million or greater	None	None

The front-end sales load collected at the time of purchase is paid to the Distributor as compensation for its distribution activities and is deducted directly from your investment.  The sales load will be re-allowed to certain broker-dealers that enter into dealer agreements with the Distributor in accordance with the following table.

Purchases	Concession as % of Offering Price

Up to $249,999	2.25%
$250,000 – $499,999	1.35%
$500,000 - $999,999	0.90%
$1 million or greater	None

The front-end sales load may be reduced at the time of purchase by:

•

signing a letter of intent to purchase a specific dollar amount of shares of the Fund within 13 months;

•

using the reinstatement privilege within 90 days of redeeming shares of the Fund of an equal or lesser amount; or

•

accumulating purchases (in calculating the sales load on an additional purchase, you may count the current NAV of your existing holdings in shares of the Fund and holdings of any of your family members, i.e., your spouse and children under the age of 21 that live in your household).

If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the Transfer Agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load.  You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount.  You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases.

No sales load is imposed on the reinvestment of dividends or capital gains.  Also, the following individuals and institutions may purchase the Fund’s shares without any front-end sales load:

•

participants in Employer Sponsored Retirement Plans established pursuant to section 401(k) of the Code, subject to the minimum purchase amounts set forth below under “How Shares May Be Purchased”;

•

current or former:

-

directors of the Fund;

-

employees or sales representatives of the Adviser or Distributor; and

-

officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the Distributor as dealers for the Fund;

and members of the immediate family (spouse, all minor or adult children for which the person has or had sole or shared legal custody and all parents and grandparents of the person or his or her spouse) and any trust, custodian, pension, profit-sharing or other benefit plan of any of the foregoing; and

•

wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor.

The Fund may, from time to time, waive the sales load on shares of the Fund sold to clients of the Distributor or the Adviser, or certain other dealers, in exchange transactions meeting criteria established by the Distributor.  This privilege will apply only to shares of the Fund that are purchased using proceeds obtained by such clients by redeeming another mutual fund’s shares on which a sales load was paid and the purchases of Fund shares are made within 60 days of redeeming the other fund’s shares.

Additional information concerning sales load breakpoints is available in the Fund’s SAI under “Purchase of Fund Shares.”  Sales load and breakpoint discount information is also available, free of charge and in a clear and prominent format, on the Fund’s website at www.lifetimeachievementfund.com.  To access this information on the website, please follow the appropriate hyperlinks to the sales load and breakpoint information.

Rule 12b-1 Fee

The Fund’s Board of Directors has adopted the 12b-1 Plan, which permits the Fund to pay the Distributor a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis.  This fee is paid to the Distributor quarterly as reimbursement for the Distributor’s marketing and promotional activities with respect to the sale and distribution of the Fund’s shares.  Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may ultimately cost you more than paying other types of sale charges.

How Shares May Be Purchased

Application forms for the purchase of shares of the Fund can be obtained by contacting the Transfer Agent at 1-888-339-4230, by mail at:

Lifetime Achievement Fund, Inc.

P.O. Box 1136

Milwaukee, WI  53201-1136

or by overnight courier at:

Lifetime Achievement Fund, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI  53233-2301

The minimum initial investment in the Fund is $10,000, and the minimum for additional investments is $500.  The minimum initial investment for Qualified Retirement Plans, including individual retirement accounts (“IRAs”), IRA Rollover plans and Roth IRAs, is $4,000.  No minimum initial investment is required for Employer Sponsored Retirement Plans (401(k) plans).  Exceptions to these minimums can be granted for investments made pursuant to special plans or if approved by the Distributor.

All orders are executed at the NAV next computed after receipt of the transaction request in good order by the Transfer Agent.  The Fund and the Distributor reserve the right to reject any purchase order for any reason.

When you initially purchase shares of the Fund, an account is automatically established for you.  Any shares of the Fund that you subsequently purchase or that you receive as a distribution are credited directly to your account.  No share certificates are issued.

To Open an Account:

●	Complete and sign the account application or IRA application. If the application is not completed properly, your purchase request may be delayed or rejected.

●

Make your check payable to “Lifetime Achievement Fund.”  The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.

●	For IRA accounts, please specify the year for which the contribution is made.

Mail your application and check to:

Lifetime Achievement Fund

P.O. Box 1136

Milwaukee, WI  53201-1136

By overnight courier, send to:

Lifetime Achievement Fund

803 West Michigan Street, Suite A

Milwaukee, WI  53233-2301

By telephone:

You may not make your initial purchase by telephone.

By wire:

●	To purchase shares by wire, the Fund must have received a completed application and issued an account number to you. Call 1-888-339-4230 for instructions prior to wiring funds.

●	Send your investment with these wire instructions:

UMB Bank, n.a.

ABA#101000695

For credit to the Lifetime Achievement Fund

A/C#987-106-2953

For further credit to

(shareholder account number)

(name or account registration)

(social security or tax identification number)

To Add to an Account:

By mail:

●	Complete the investment slip that is included in your account statement and write your account number on your check.

●	If you no longer have your investment slip, please reference your name, account number and address on your check.

●	Make your check payable to the “Lifetime Achievement Fund.”

Mail the slip and check to:

Lifetime Achievement Fund, Inc.

P.O. Box 1136

Milwaukee, WI  53201-1136

By overnight courier, send to:

Lifetime Achievement Fund, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI  53233-2301

By telephone:

●

You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application.  You may call 1-888-339-4230 to purchase shares in an existing account.

●	Investments made by electronic funds transfer must be in amounts of at least $500 and not greater than $50,000.

By wire:

Send your investment to the Fund by following the wire instructions provided under “To Open an Account” above.

If your purchase request is received by the Transfer Agent or other authorized agents before the close of trading on the NYSE (generally 3:00 p.m., Central Time) on a day when the Fund is open for business, your request will be executed at that day’s NAV, provided your purchase request is in good order.  If your request is received after the close of trading on the NYSE, it will be priced at the next business day’s NAV.  Shares purchased by wire will receive the NAV next calculated after the Transfer Agent receives your wired funds and all required information has been provided.  The Fund reserves the right to modify the terms and conditions of purchase transactions at any time, without prior notice.

Important Information About Procedures for Opening a New Account

The Fund is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, when you open an account, the Fund is required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you.  The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form.  In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed.  Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares.  The Fund is not liable for fluctuations in value experienced as a result of such delays in processing.  If at any time the Fund detects suspicious activity or if certain account information matches government lists of suspicious persons, the Fund may determine to reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Additional Purchase Information

●

If your check or purchase through the Automatic Clearing House (“ACH”) does not clear for any reason, your purchase will be cancelled.  You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent.  The Fund may redeem shares in your account as reimbursement for such losses.

●

You must provide the Fund with a social security number or taxpayer identification number and certify that the number is correct, as well as certify that you are not subject to back-up withholding before your account can be established.  If you do not provide these certifications on your account application, the Fund will be required to withhold and remit to the Internal Revenue Service (“IRS”) a percentage of distributions and redemptions as set forth in applicable IRS rules and regulations.  The Fund accepts investments from individuals or entities without a U.S. social security number or taxpayer identification number and a U.S. address, or from foreign financial institutions only in accordance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and rules thereunder and only to the extent the identity of such persons and the source of their funds can be reasonably ascertained.

●

The Fund will not accept your application if you are investing for another person as attorney-in-fact.  The Fund will not accept applications that list “Power of Attorney” or “POA” in the registration section.

●	Once you place your order, you may not cancel or revoke it. The Fund may reject a purchase order for any reason.

Automatic Investment Plan

You may purchase Fund shares through an automatic investment plan (“AIP”).  Under an AIP, your bank account will automatically be debited monthly or quarterly in an amount specified by you (subject to the minimum initial investment for the Fund).  The purchase of Fund shares will be effected at their NAV plus the applicable sales load at the close of regular trading on the NYSE on the 1st or 15th day of the month or quarter.  If these dates fall on a weekend or holiday, purchases will be made on the next business day.  You may elect to participate in an AIP when filling out the initial application or may elect to participate later by completing the appropriate form that is available from the Transfer Agent by calling 1-888-339-4230.  Your AIP will be terminated in the event two successive mailings are returned by the U.S. Post Office as undeliverable.  If this occurs, you must call or write to the Fund to reinstate your AIP.  Any changes to your banking information upon the AIP’s reinstatement will require a Medallion signature guarantee, as described under “How Shares May Be Redeemed,” below.

Qualified Retirement Plans

An investment in Fund shares may be appropriate for IRAs (including Roth IRAs), tax-deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as “Keogh plans”), simplified employee pension plans and other qualified retirement plans (including 401(k) plans).  Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan.  If you are considering establishing such an account or plan, you may wish to consult your attorney or other tax adviser.  The option of investing in these accounts or plans through regular payroll deductions may be arranged with the Distributor and your employer.  Please call the Transfer Agent at 1-888-339-4230 for further details.

How Shares May Be Redeemed

You may redeem your shares on any day the Fund is open for business by following the instructions stated below.  You may elect to have redemption proceeds sent to you by check, wire or ACH.  The Fund normally pays redemption proceeds within two business days, but may take up to seven days.

By Mail

●	Send a letter of instruction that includes your account number, the dollar value or number of shares you want to redeem and how and where to send the proceeds.

●	Sign the request exactly as the shares are registered. All account owners must sign the request.

●	Include a signature guarantee, if necessary. See “Medallion Signature Guarantees,” below.

●	Send your request to:

By regular Mail:

By Overnight Courier:

Lifetime Achievement Fund, Inc.

Lifetime Achievement Fund, Inc.

P.O. Box 1136

803 West Michigan Street, Suite A

Milwaukee, WI  53201-1136

Milwaukee, WI 53233-2301

●	You may request to have your redemption check sent by overnight courier to the address of record. A $15 fee will be deducted from your redemption proceeds for this service.

By Telephone

●	You automatically have the privilege to redeem shares by telephone unless you have declined this service on your account application.

●	Call 1-888-339-4230 between 7:00 a.m. and 7:00 p.m., Central Time. You may redeem as little as $500 but no more than $25,000.

●

You may have your redemption sent by wire to a previously designated bank account.  A wire fee of $15 will be deducted from your redemption proceeds.  If you wish to change the bank account to which proceeds are to be wired, the change must be effected by completing the appropriate form and including a  signature guarantee, as described under “Medallion Signature Guarantees,” below.  Please contact the Transfer Agent by calling 1-888-339-4230 for more information.

●	You may request to have your redemption check sent by overnight courier to the address of record. A $15 fee will be deducted from your redemption proceeds for this service.

●	Telephone redemptions are not available for retirement plans.

Redemption requests received by the Transfer Agent in good order before the close of the NYSE (generally 3:00 p.m., Central Time) on any day the Fund is open for business will be processed at that day’s NAV.  “Good order” means that all shares are paid for and that you have included all required documentation along with any required Medallion signature guarantees.

Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries.  If you have any questions about how to redeem shares, or to determine if a Medallion signature guarantee or other documentation is required, please call the Transfer Agent at 1-888-339-4230.

Additional Redemption Provisions

●	Once the Fund receives your order to redeem shares, you may not revoke or cancel it.

●	The Fund cannot accept an order to redeem shares that specifies a particular date, price or other special conditions.

●

If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed.  Any services you have selected, such as Systematic Withdrawal Plans, as described below, or AIPs, will be cancelled.

●

The Fund will not pay redemption proceeds until your shares have been paid for in full.  If you paid for the shares to be redeemed by check, the Fund may delay sending your redemption proceeds for up to 15 days from the date of purchase to ensure the check you used to purchase your shares has cleared.  You can avoid this delay by purchasing shares by federal funds wire.  Please note that this provision is intended to protect the Fund and its shareholders from loss.

●

The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets or the SEC permits the suspension of the right of redemption or the postponement of the date of payment of redemption proceeds.

Telephone Transactions

●

In times of sudden economic or market changes, you may experience difficulty redeeming your shares by telephone.  The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods.

●

The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine.  These include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations.  The Fund may implement other procedures from time to time.  If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent transactions.

Medallion Signature Guarantees

When required, Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association.  Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the NYSE.  Call your financial institution to see if it is a participant in a Medallion program.  A Medallion signature guarantee may not be sent by facsimile.  A Medallion signature guarantee may not be provided by a notary public.

The Fund will require a Medallion signature guarantee of each account owner to redeem shares in the following situations:

●	To change ownership of your account;

●	To send redemption proceeds to a different address than is currently on the account;

●	To have the proceeds paid to someone other than the account’s owner;

●	To transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;

●	If a change of address request has been received by the Fund within the last 30 days; or

●	If your redemption request is for $25,000 or more.

Small Accounts

The Fund’s account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Fund reserves the right to redeem your account if your account balance falls below $2,000.  The Fund will notify you in writing before your account is redeemed and you will have 30 days to increase the amount invested to at least $2,000.

Systematic Withdrawal Plan

If you make an initial investment of at least $10,000 or otherwise accumulate shares valued at no less that $10,000, you are eligible to participate in a Systematic Withdrawal Plan (“SWP”).  Under a SWP, you may arrange for fixed withdrawal payments (minimum payment of $500 and maximum payment of 1% per month or 3% per quarter of the total NAV of the Fund shares in your account at inception of the SWP) at regular monthly or quarterly intervals on the 1st or 15th day of the month.  If these dates fall on a weekend or a holiday, withdrawals will be made on the next business day.  Withdrawal payments are made to you or to beneficiaries designated by you.  You are not eligible for a SWP if you are participating in an AIP program described above.  You may elect to participate in a SWP when filling out the initial application or later by completing the appropriate form that is available from the Transfer Agent upon request by calling 1-888-339-4230.

Frequent Purchase and Redemption of Fund Shares

Frequent purchases combined with frequent redemptions of Fund shares, generally known as market timing, may harm all Fund shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, diluting the value of shares held by long-term shareholders and impacting Fund performance.  The Fund, as a fund of funds sold with a sales charge, does not anticipate that it will be a target of market timers and other investors that engage in these abusive strategies.  Nevertheless, the Board of Directors has approved the following policy statement.  The Fund discourages market timers and other investors that make frequent purchases and redemptions of Fund shares and will not accommodate frequent purchases and redemptions of Fund shares by any Fund shareholders.  With and through its Transfer Agent and Distributor, the Fund will monitor purchase and redemption activity.  Purchase applications of known market timers will be rejected.  The Distributor will contact shareholders of accounts that evidence frequent purchase and redemption activity to determine the basis for the activity and may refuse to accept future purchases from these shareholders.  The Transfer Agent will contact the Fund’s Chief Compliance Officer in such instances and work with the Chief Compliance Officer to determine the appropriate course of action, which may include, among other things, contacting shareholders or their representatives.  The Fund, the Adviser, the Distributor and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Dividend and Other Distributions

Dividends from the net investment income (including income derived from dividends issued in cash by Investment Funds) of the Fund, if any, are distributed to shareholders at least annually.  Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities, including shares of Investment Funds, by the Fund, also are distributed at least annually.  Unless otherwise instructed by you before the payment date, the Fund will make distributions of net investment income and capital gains in additional Fund shares.  Any instructions provided by you will continue in effect until you notify the Fund in writing that a change is desired.  All reinvested distributions will be reinvested in additional Fund shares on the payment date at the Fund’s NAV on that day.  Account statements evidencing each reinvestment will be mailed to you.

Taxation of the Fund

The Fund intends to annually qualify as a RIC under Subchapter M of the Code and, if so, will not be liable for federal income taxes to the extent its investment company taxable income (consisting generally of interest, dividends, net short-term capital gains and net gains from certain foreign currency transactions, if any) and net capital gains are distributed to its shareholders on a timely basis.  If the Fund fails to qualify as a RIC, it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the disqualified Fund would be subject to federal income taxes and any distributions that it makes would be non-deductible by the Fund.  In addition, even if the Fund distributes sufficient net investment company taxable income and net capital gains to qualify as a RIC, the Fund would be subject to a 4% excise tax to the extent that the Fund does not satisfy certain minimum distribution requirements on a calendar year basis.

Taxation of Investment Funds

The Fund intends to invest only in Investment Funds that also intend to qualify for treatment as RICs under the Code.  No assurance can be given, however, that an Investment Fund will qualify for treatment as a RIC.  If an Investment Fund fails to qualify as a RIC, it may be subject to federal income tax and may adversely affect the Fund’s ability to satisfy the requirements applicable to RICs and thereby its ability to qualify as a RIC.

Taxation of Shareholders

The following discussion does not apply to IRAs or other tax-advantaged accounts.

For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes interest, dividends, net short-term capital gains and net gains from foreign currency transactions, if any) generally are taxable to you as ordinary income whether reinvested in additional shares of the Fund or received in cash, except to the extent attributable to “qualified dividend income” eligible for the reduced rate of tax applicable to net long-term capital gains.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate applicable to net long-term capital gains as long as certain holding period requirements are met with respect to your Fund shares.  Currently, the maximum rate applicable to long-term capital gain is set at 15%.

Distributions of dividend income that is not “qualified dividend income” under the Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income (currently, for noncorporate shareholders, the maximum rate is set at 35%).  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional shares of the Fund or received in cash and regardless of the length of time you owned your shares.  You will be informed annually as to the amount and nature of all distributions paid during the prior year.  Such distributions may also be subject to state or local taxes.

If the Fund realizes a gain from the disposition of shares of any Investment Fund it held as a capital asset for more than one year, or if the Fund receives a distribution from any Investment Fund that is designated as a capital gain distribution (regardless of how long the Fund held the Investment Fund shares), the amount of that gain or distribution is included in any capital gain distribution made by the Fund to its shareholders.  Any other gain on the disposition of shares of an Investment Fund and any other distribution received therefrom is included in the Fund’s investment company taxable income.

If you redeem Fund shares, you will incur a taxable gain or loss depending upon whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares.  Capital gains on the redemption of Fund shares held for more than one year will be long-term capital gains, and will be subject to federal income tax at the rate indicated above.  If you purchase Fund shares within thirty days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

Additional tax information may be found in the Fund’s SAI.  The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders and is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  Please consult your tax adviser about the tax implications of investing in the Fund.

Shareholder Communications

Fund shareholders are kept informed through quarterly account statements and semi-annual and annual reports.  Any shareholder inquiries should be directed to the Fund in writing at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.  Shareholders may direct general telephone inquiries to the Fund at the numbers listed on the back cover of this Prospectus.  Telephone inquiries regarding shareholder account information should be directed to the Transfer Agent at 1-888-339-4230.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Fund has adopted a policy that governs the Fund’s periodic disclosure of its portfolio holdings.  A description of this policy is available in the Fund’s SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal year ended December 31, 2005 has been audited by Grant Thornton LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.  The annual report is also available on the Fund’s website at www.lifetimeachievementfund.com.  The information for the fiscal years ended December 31, 2001, 2002, 2003 and 2004 was audited by a different auditor whose report dated February 3, 2005 expressed an unqualified opinion on those financial highlights.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$8.78	$8.03	$5.97	$6.55	$8.30
Income from investment operations
Net investment loss(a)	(0.04)	(0.06)	(0.05)(b)	(0.05)	(0.06)(b)
Net realized and unrealized gain (loss) on investments	0.99	0.81	2.11	(0.53)	(1.53)
Total from investment operations	0.95	0.75	2.06	(0.58)	(1.59)
Less distributions from realized gains	-	-	-	-	(0.16)
Net asset value, end of period	$9.73	$8.78	$8.03	$5.97	$6.55

Total return(c)	10.82%	9.34%	34.51%	(8.85)%	(19.22)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$97,505	$76,025	$66,032	$46,548	$52,397
Ratio of expenses to average net assets
With expense reimbursement and service fee	1.77%(d)	1.59%(e)	1.76%(f)	1.51%(g)	1.50%(h)
Without expense reimbursement and service fee	1.77%(d)	1.59%(e)	1.86%	1.51%(g)	1.64%(i)
Ratio of net investment loss to average net assets	(0.52)	(0.82%)	(0.73%)(b)	(0.75)%	(0.84)%(b)
Portfolio turnover rate	28%	2%	3%	35%	24%

__________________________

(a)

Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of Investment Funds.  The expenses of the Investment Funds are excluded from the Fund’s expense ratio.

(b)

Net investment loss is net of expenses reimbursed by the Adviser.

(c)

Total return represents aggregate total return and does not reflect a sales charge.

(d)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.43%.

(e)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.46%.

(f)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.50%.

(g)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.47%.

(h)

The ratio of expenses to average net assets includes service fee.

(i)

The ratio of expenses to average net assets excludes service fee.

FOR FURTHER INFORMATION

The Fund’s SAI dated April 30, 2006 is incorporated by reference into this Prospectus.

Additional Information about the Fund and its investments is contained in the Fund’s SAI and annual and semi-annual reports to shareholders as they become available.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI and annual and semi-annual reports are available, at no charge, on the Fund’s website at www.lifetimeachievementfund.com.  Requests for these documents and other shareholder information as well as any other shareholder inquiries may also be made by calling toll-free in the U.S. 1-888-339-4230, or by writing to the Fund at the following address: Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the Fund’s SAI.  They will charge you a fee for this duplicating service.  You can also visit the SEC Public Reference Room and review and copy documents while you are there.  For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at www.sec.gov.

Further information about the Fund is available on the Fund’s website at www.lifetimeachievementfund.com.

Investment Company Act File No. 811-09749